Industrial Distribution
Aerospace
Music

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A S O N D 05 F M A M J J A S O N D 06 F M A M J J A S O N D 07 F M A M J

KAMAN

INVESTOR PRESENTATION
Kaman Corporation
(NASDAQ-GM: KAMN)
2Q/2007

Slide 1
    Forward-looking Statements
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace, Industrial Distribution and Music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic;
2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government;
 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly defense, commercial aviation, industrial production and the consumer market for music products; 5) risks associated with successful implementation and ramp up of significant new programs; 6) satisfactory completion of the Australian SH-2G(A) program, including negotiation of payment and performance terms for the balance of the program as well as the additional work scope that would assist the Commonwealth in achieving certification of the aircraft in Australia;  7) receipt and successful execution of production orders for the JPF U.S.
government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 8) in the EODC/University of Arizona litigation, successful defeat of the University’s appeal of the jury verdict in the company’s favor;
9) satisfactory resolution of (i) the company’s dispute with the U.S. Army procurement agency relating to warranty work for the FMU-143 program and (ii) the 2005 DCIS investigation of that program; 10) satisfactory results of negotiations with NAVAIR concerning purchase of the company's leased facility in Bloomfield,
Conn.; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory and in 2007, availability of a redesigned clutch assembly system; 12) cost growth in connection with environmental remediation activities at the Moosup facility and such potential activities at the Bloomfield facility; 13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15) the effect of price increases or decreases; 16) pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18) continued availability of raw materials in adequate supplies; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 21) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Russell H. Jones, SVP, Chief Investment Officer & Treasurer
(860) 243-6307
Russell.Jones@kaman.com

Specialty Bearings
Aerostructures
Helicopters
Fuzing
Industrial Distribution
Music

Slide 2
Percent Distribution of Segment Sales:  Full-year 2006
55%
9%
18%
6%
6%
6%
Kaman Corporation Segment Reporting Structure
•

Kaman reports information in six
     business segments:  This
     includes four segments within the
     aerospace industry: Specialty
     Bearings, Aerostructures,
     Helicopters, and Fuzing; as well
     as the Industrial Distribution and
     Music segments.
•

All segments have been part of
     the company’s diversified
     business mix since at least the
     1980s.

EXHIBIT 2
Key Messages:  Second Quarter Ended June 29, 2007
Slide 3
Four aerospace industry segments:
✓

Specialty Bearings segment: Sales up 14.4%; Operating income up 22.3% in quarter.  Demand for segment’s proprietary product continues to grow.
✓

Aerostructures segment: Sales up 36.8%; Operating income up 84.3% for quarter driven by
     Sikorsky BLACK HAWK and Boeing 777 work at Jacksonville.
✓

Helicopters segment: Sales up 25.1%; Operating loss (due to Australia program charge) is lower in quarter and close to break even.  Quarter driven by ongoing Egypt SH-2G depot level maintenance and upgrade programs-and by subcontract work on BLACK HAWK for Sikorsky.
✓

Fuzing segment: Sales up 63.7%; Operating income up 170.6% for quarter.  Sales increase driven by Joint Programmable Fuze shipments.  Still subject to quarter-by-quarter fluctuations.
Industrial Distribution segment: Sales up 2.4%, operating income down 10.4% for the quarter
✓

Economic conditions mixed for quarter, but appear moderately favorable for second half
✓

Investing in ramp-up of large new national account contracts
✓

Sales increase not sufficient to cover incremental increases in operating expense
Music segment: Sales down 1.1%, operating income essentially flat for the quarter

✓

Soft market conditions for musical instrument sales
✓

Cost control across the segment helped earnings

Four aerospace industry
segments
BUSINESS OVERVIEW
Slide 4
2006 sales for the four segments: $326.0 million
27%

    Specialty Bearings             $106.3                20%               $31.5                  $ 27.5
    Aerostructures             78.7                 69%                23.3                    17.1
   Helicopters                            69.9                 83%                19.0                    15.2
   Fuzing                             71.1                 89%                24.0                    14.6
   Total these segments              $326.0                      60%                   $97.8                        $ 74.4

Aerospace
Slide 5
Aerospace industry segments:
Percent share of Kaman’s 2006 aerospace
 industry sales represented by each of the
 four aerospace industry segments.
  Year ended                                   Quarter ended
Millions $ Sales                                  Millions $ Sales
 12/31/06                  2006                6/29/07    6/30/06
Percent
Military
Sales by aerospace industry segment

Aerospace
Slide 6
Kamatics and RWG aerospace bearings
Specialty Bearings Segment:
▶

Designs and manufactures proprietary self-lubricating
      bearings for OEM and MRO use in nearly all military
      and commercial aircraft produced in North and
      South America and Europe
▶

Strategy: Maintain leadership in product technical
      performance and application engineering support
      while staying ahead of the curve in product
      technology enhancement:
▶

Target the most demanding applications early in the aircraft design process as part of prime-contractors’ problem-
     solving teams - and effectively address customers’ needs
     by providing the highest performance available
▶

Market size:  $0.5 billion high-end portion of the $ 1.2 billion aerospace bearing market
▶

Key customers include:  Military (U.S. and allied)
     (20% of 2006 sales), and Commercial
     (Boeing, Airbus, Embraer, Bombardier and others)

Aerospace
Slide 7
Top and Middle: Metals-oriented at Jacksonville
Bottom: Composites-oriented at Wichita
 Aerostructures Segment:
▶

Produces parts and subassemblies for
     Tier 1 Prime Manufacturers:
▶

Military programs including Boeing C-17
    internal wing structures, Sikorsky BLACK HAWK
    helicopter cockpits, and Sikorsky MH-92
    helicopter composite tail rotor pylons
▶

Commercial programs including Boeing 777
    subassemblies and 787 composite structures
▶

Strategy:  Take advantage of substantial
     opportunities arising from the larger
     producers’(Airbus, Bell, Boeing, Sikorsky,
     Vought, etc.) offloading of manufacturing
▶

Seeing opportunity for new
     programs: Available capacity, well-located,
     non-union, flexible, competitive

Aerospace
Slide 8
Top: Kaman SH-2G Super Seasprites
Middle: Kaman K-MAX BURRO
Bottom: Joining BLACK HAWK
helicopter sections at Bloomfield facility
 Helicopters Segment:
▶

Markets and supports Kaman-made SH-2G Super
      Seasprite maritime helicopter and K-MAX
      “Aerial Truck” helicopter -  and performs
      subcontract helicopter programs
▶

Strategy:  Take advantage of increasing
      opportunities in subcontracting as the Tier 1
      Prime producers shift from manufacturing to
      final assembly and systems integration
▶

Principal customers include: The governments
      of Australia, Egypt, New Zealand and Poland;
      and The Sikorsky Aircraft Corporation
▶

Current principal programs include: SH-2G(A)
      program for Australia (in a loss position), depot
      level maintenance and upgrades to SH-2G(E)
      helicopters for Egypt, K-MAX BURRO UAV program
      and BLACK HAWK subcontract work for Sikorsky.

Aerospace
Slide 9
Fuzes for high profile missiles such as the
Hawk; and bomb programs including the Joint
Programmable Fuze (JPF)
 Fuzing Segment:
▶

Manufactures safe, arm and fuzing devices
      for a number of major missile and bomb programs
▶

Missile programs: AMRAAM, ATACMS, Brimstone,
   M-100 Hawk, Harpoon, JASSM, Maverick,
   SLAM-ER, Standard and Tactical Tomahawk
▶

Bomb programs: Joint Programmable Fuze,
   FMU-143, FMU-139, 40mm
▶

Strategy:  Become the leading producer of
      fuzing systems for the U.S. and allied militaries
      Market size estimate: $650 million
▶

Principal customers: U.S. and allied militaries,
      Boeing, General Dynamics, Lockheed and
      Raytheon
▶

Division includes Measuring & Memory
      Systems products

Industrial Distribution
segment
BUSINESS OVERVIEW
Slide 10
2006 sales: $665.4 million
55%
Industrial Dist

Industrial Distribution
Slide 11
Industrial Distribution Segment
Extensive product catalogue
Value-added service
▶

Third largest player in $12 billion power transmission
      market.  Provides nearly two million products to more
      than 50,000 MRO and OEM customers
▶

Strategy:
▶

Expand the geographic footprint in major industrial markets
     to enhance competition for national and regional accounts.
▶

Broaden the product line and further enhance operating and
     asset utilization efficiencies throughout the enterprise
▶  Serves a broad cross section of North American
      industry with local branches in 70 of the top 100 U.S. Industrial markets.  Growing national account base
▶

Now nearly 200 locations in the U.S., Canada
      and Mexico
▶

The business tends to track the U.S. Industrial
      production and capacity utilization indices

KAMAN

116
114
112
110
108
106
104
102
100
98
96
84
82
80
78
76
74
72
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 12
FRB Indices Of Industrial Production and Capacity Utilization:
Predictability: Segment tends to track national indices

KAMAN

	CR CHICAGO RAWHIDE		
SEALMASTER	TIMKEN	FALK	DODGE
Boston Gear		INA	FAG
Dow	LOCTITE	RELIANCE ELECTRIC	Martin
Rexnord	McGILL	Rockwell Automation	BALDOR MOTORS AND DRIVES
THK LM SYSTEM	THOMSON	EPT A Division of Emerson Electric Co.	KOP-FLEX
NSK	Gates	SKF	Browning

Industrial Distribution
Slide 13
Portfolio Of Recognized Brands:
More than 1.7 million products sold to more than 50,000 MRO and OEM customers

Industrial Distribution
Slide 14
Geographical Coverage:  Nearly 200 locations in U.S. Canada and Mexico

Music segment
BUSINESS OVERVIEW
Slide 15
2006 sales: $214.8 million
18%
Music

Music
Slide 16
Music Segment
Largest independent distributor of percussion and
fretted musical instruments and accessories;
Industry-leading information technology systems
▶

Largest independent distributor of musical
      instruments and accessories in a $2.5 billion slice
      of the $7.0 billion U.S. musical instruments market:
      More than 20,000 products
▶

Strategy:  Build on Kaman’s strong brand identity
      while adding new market-leading names to the
      company’s offering of proprietary products

▶

Leads the market in use of technology, providing
      systems to service customers at all levels
▶

U.S. and Asian manufacturing supports Kaman’s
      proprietary and licensed brands of
      premium products
▶

Market is driven by consumer sentiment with
      the Holiday selling season a key driver

KAMAN

120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Consumer Confidence (1985=100)

Music
Slide 17
Source: The Conference Board
Consumer Confidence Index:
Music Sales are Highly Influenced by Consumer Sentiment/Holiday spending

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 18
Largest Independent Distributor:  Over 20,000 Products in Total
Premier Branded Products: 51% of Segment Sales

Financial Review
Slide 19

Sales:
 2Q 2007: up 9.2% over 2Q 2006

Earnings before Income Tax:
See GAAP reconciliation (Slide 22)
 for effect of one-time charges and gains in
 second quarter 2007 and 2006

Net Earnings:
 2Q 2007: up 34.4% over 2Q 2006

 EPS - diluted:
Average diluted shares outstanding
 2Q 2006: 24,880; 2Q 2007: 25,210

    Income Statement Highlights for the Second-Quarter Periods
  For the three-month periods ended
       $293.0
   $320.0
$12.1
$15.6
     $7.5
 $10.1
$0.31
 $0.40
Slide 20
6/30/06    6/29/07

Sales:
 1H 2007: up 8.1% over 1H 2006

Earnings before Income Tax:
See GAAP reconciliation (Slide 23)
 for effect of one-time charges and gains in
 first half 2007 and 2006

Net Earnings:
 1H 2007: up 50.2% over 1H 2006

 EPS - diluted:
Average diluted shares outstanding
 1H 2006: 24,883; 1H 2007: 25,157

    Income Statement Highlights for the First-Half Periods
  For the six-month periods ended
       $589.6
   $637.3
$22.2
$31.6
     $13.4
 $20.1
$0.55
 $0.81
Slide 21
6/30/06    6/29/07

These adjustments represent certain discrete items.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of these items is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 22
GAAP reconciliations applicable to the Second-Quarter Periods
Three Months ended June 29, 2007
Three Months ended June 30, 2006

 (In millions)  As Reported
Earnings Before Income Taxes $15.6
Net Earnings $10.1
Net Earnings Per Share Diluted $0.40
Earnings Before Income Taxes $12.1
$7.5 Net Earnings
Net Earnings Per Share Diluted $0.31

 Add:

 Addition to Loss Reserve: Australia
2.4
1.4
0.06
2.8
1.7
0.07

 Deductible and Non-Ded. Stock Appreciation Rgts.
0.8
0.6
0.03

 Subtract:

 Deductible and Non-Ded.Stock Appreciation Rgts.
(0.8)
(0.6)
(0.03)

 Recovery of Recapitalization Legal Fees
(0.5)
(0.5)
(0.02)

 As Adjusted
$18.8
$12.1
$0.49
$13.6
$ 8.1
$0.33

	Six Months ended June 29, 2007			Six Months ended June 30, 2006
(In millions)	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted
As Reported	$31.6	$20.1	$0.81	$22.2	$13.4	$0.55
Add:
Addition to Loss Reserve: Australia	4.9	2.9	0.12	5.3	3.2	0.13
Deductible and Non-Ded. Stock Appreciation Rgts.	1.0	0.8	0.03	0.5	0.4	0.02
Subtract:
Gain from Capitalized Freight-Adjustment (KIT)				(1.6)	(0.9)	(0.04)
Recovery of Recapitalization Legal Fees				(0.5)	(0.5)	(0.02)
As Adjusted	$37.5	$23.8	$0.96	$25.9	$15.6	$0.64
These adjustments represent certain discrete items.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of these items is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 23
GAAP reconciliations applicable to the First-Half Periods

	Three Months Ended
	6/29/2007	6/30/2006
Corporate expense before breakout items	$(7.0)	$(6.4)
Breakout items:
Stock appreciation rights expense	(0.8)	0.8
Pension expense	(0.1)	(1.0)
Supplemental employees’ retirement plan	(1.5)	(1.4)
Group Insurance	(0.7)	(0.1)
Legal - Recapitalization	--	0.5
Corporate expense - total	$(10.1)	$(7.6)
Corporate Expense Highlights for the Second-Quarter Periods
Slide 24

	Six Months Ended
	6/29/2007	6/30/2006
Corporate expense before breakout items	$(13.3)	$(13.8)
Breakout items:
Stock appreciation rights expense	(1.0)	(0.5)
Pension expense	(0.2)	(1.7)
Supplemental employees’ retirement plan	(3.0)	(2.7)
Group Insurance	(2.0)	0.1
Legal - Recapitalization	--	0.5
Corporate expense - total	$(19.5)	$(18.1)
Corporate Expense Highlights for the First-Half Periods
Slide 25

(In millions)	Sales		Operating Income		Operating Margin
	2Q/07	2Q/06	2Q/07	2Q/06	2Q/07	2Q/06
Aerostructures	$23.3	$17.1	$3.7	$2.0	15.8%	11.7%
Fuzing	24.0	14.6	4.0	1.5	16.8%	10.1%
Helicopters	19.0	15.2	(0.2)	(1.1)	(1.3%)	(7.7%)
Specialty Bearings	31.5	27.5	10.2	8.3	32.4%	30.3%
Subtotal Aerospace	$97.8	$74.4	$17.7	$10.7	18.1%	14.3%
Industrial Distribution	174.6	170.5	8.3	9.3	4.8%	5.4%
Music	47.6	48.1	1.6	1.6	3.4%	3.4%
Corporate Expense/Other Total	$320.0	$293.0	(10.1) $17.5	(7.6) $14.0	[1](3.2%) 5.5%	[1](2.6%) 4.8%

1 Corporate expense percentage is to Total Sales
Three-Month Periods Ended June 29, 2007 and June 30, 2006
Slide 26
Income Statement Highlights for the Second-Quarter Periods

(In millions)	Sales		Operating Income		Operating Margin
	1H/07	1H/06	1H/07	1H/06	1H/07	1H/06
Aerostructures	$48.5	$34.0	$8.2	$4.4	17.0%	12.8%
Fuzing	42.5	33.7	6.6	4.4	15.4%	13.1%
Helicopters	36.5	26.7	(1.3)	(3.2)	(3.5%)	(12.1%)
Specialty Bearings	63.4	53.6	20.8	15.1	32.7%	28.1%
Subtotal Aerospace	$190.9	$148.0	$34.3	$20.7	18.0%	14.0%
Industrial Distribution	348.0	341.1	17.0	[1] 20.1	4.9%	5.9%
Music	98.4	100.5	3.2	2.9	3.3%	2.9%
Corporate Expense/Other			(19.5)	(18.0)	[2] (3.1%)	[2] (3.1%)
Total	$637.3	$589.6	$35.0	$25.7	5.5%	4.3%

1 Includes one-time $1.6 million gain
2 Corporate expense percentage is to Total Sales
Six-Month Periods Ended June 29, 2007 and June 30, 2006
Slide 27
Income Statement Highlights for the First-Half Periods

(In millions)	Sales		Operating Income		Operating Margin
	3Q/06	4Q/06	3Q/06	4Q/06	3Q/06	4Q/06
Aerostructures	$21.4	$23.3	$3.5	$3.7	16.1%	15.9%
Fuzing	22.3	15.1	2.4	0.9	11.0%	5.8%
Helicopters	15.4	27.8	(1.1)	4.5	(7.0%)	16.3%
Specialty Bearings	26.2	26.4	7.0	6.6	26.7%	24.8%
Subtotal Aerospace	$85.3	$92.6	$11.8	$15.7	13.8%	16.9%
Industrial Distribution	$166.8	$157.6	$8.5	6.5	5.2%	4.1%
Music	55.5	58.7	3.8	4.9	6.8%	8.3%
Corporate Expense/Other			(7.9)	(9.6)	[2](2.6%)	[2](3.1%)
Total	$307.6	$308.9	[1]$16.2	$17.5	5.3%	5.7%

 1 Includes $0.1 in net loss on sales or disposal of assets in 3Q/06
2 Corporate expense percentage is to Total Sales

Three-Month Periods Ended September 29, 2006 and December 31, 2006
Slide 28
This slide is included to provide third and fourth quarter 2006 augmented segment detail for the four recently disaggregated aerospace industry segments
Income Statement Highlights for the Third & Fourth Quarters of 2006

	As of 6/29/07	As of 12/31/06	As of 6/30/06
Notes Payable and Long-term Debt	$108.1	$74.4	$101.4
Shareholders’ Equity	$318.5	$296.6	$281.1
Debt as % of Total Capitalization	25.3%	20.1%	26.5%
Capital Expenditures	$6.8	$13.2	$5.0
Depreciation & Amortization	$5.7	$10.5	$5.2
Slide 29
Balance Sheet and Capital Factors

Public information is available on the Kaman website:  www.kaman.com
KAMN
KAMAN CORPORATION
Traded on NASDAQ Global Market